EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8, No. 333-5779 and Form S-8 dated March 25, 1997.

                                                  ARTHUR ANDERSEN LLP

Dallas, Texas
March 28, 1997